IXIS VALUE FUND

Supplement dated March 14, 2007 to the IXIS Advisor Equity Funds Class A, B and C Prospectus and IXIS Advisor Equity Funds Class Y Prospectus, each dated May 1, 2006, each as may be supplemented from time to time.

On March 9, 2007, the Board of Trustees (the “Trustees”) of IXIS Advisor Funds Trust I and Loomis Sayles Funds II approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Loomis Sayles Value Fund (the “Loomis Value Fund”) will acquire all assets and assume all liabilities of the IXIS Value Fund in exchange for shares of the Loomis Value Fund, to be followed immediately by the distribution of Loomis Value Fund shares to the shareholders of the IXIS Value Fund in complete liquidation of the IXIS Value Fund. As a result of the transaction, shareholders of the IXIS Value Fund will become shareholders of the Loomis Value Fund by effectively "exchanging" their IXIS Value Fund shares for shares of the Loomis Value Fund. The transaction is subject to the approval of the shareholders of the IXIS Value Fund and to the satisfaction of certain other conditions. A special meeting of IXIS Value Fund shareholders ("Special Meeting") is scheduled to be held on or about October 9, 2007 to consider the approval of the Agreement. Shareholders of the Loomis Value Fund are not being asked to approve the transaction.

It is expected that the transaction will be treated as a tax-free reorganization. If, as expected, the transaction is tax-free, the Loomis Value Fund will inherit any unrealized appreciation (or depreciation) on assets contributed by the IXIS Value Fund (after the realization of any gains or losses from the sale of assets by the IXIS Value Fund prior to the transaction, including sales made in anticipation of the transaction). At the shareholder level, after the merger, IXIS Value Fund shareholders will have the same aggregate tax basis in the Loomis Value Fund shares they receive as they will have had in the IXIS Value Fund shares they exchange. In addition, IXIS Value Fund shareholders will have a holding period in the Loomis Value Fund shares they receive in the transaction that includes the holding period of the IXIS Value Fund shares exchanged (provided that such shareholders have held their IXIS Value Fund shares as capital assets). In addition, IXIS Value Fund shareholders will own shares of the Loomis Value Fund and, therefore, eventually will be allocated a proportionate share of any taxable gains realized by the Loomis Value Fund that were not distributed to Loomis Value Fund shareholders prior to the transaction. Shareholders should consult their tax advisers regarding other possible tax consequences of the transaction, including possible state and local tax consequences.

A notice of the Special Meeting, a Prospectus/Proxy Statement describing the proposed transaction and a proxy card are expected to be mailed in August to shareholders of record as of August 15, 2007 of the IXIS Value Fund. If the Agreement is approved by IXIS Value Fund shareholders and certain other conditions required by the Agreement are satisfied, the transaction is expected to occur on or around October 26, 2007 ("Transaction Date").

Prior to the Transaction Date, shareholders of the IXIS Value Fund may redeem Fund shares pursuant to the procedures set forth in the Fund's Prospectus. Such redemptions will be subject to any applicable sales charges, including contingent deferred sales charges. Subject to any restrictions set forth in the applicable prospectus, shareholders may also exchange their shares for shares of the same class of any other IXIS Advisor Fund or Loomis Sayles Fund that offers that class of shares, as described under "Fund Services - Exchanging Shares" in the IXIS Value Fund's Prospectus. Such an exchange will not result in any sales charge.

Effective April 2, 2007, IXIS Asset Management Distributors, L.P., the distributor for the IXIS Value Fund, will no longer accept new accounts for investment in the IXIS Value Fund. Effective October 16, 2007, IXIS Asset Management Distributors, L.P. will no longer accept additional investments from current shareholders of the IXIS Value Fund, including additional investments through automatic or systematic investment plans.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Loomis Value Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date will receive the prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The IXIS Value Fund Prospectuses will be further supplemented or revised if these events do not occur substantially in accordance with the schedule outlined above.

SP334-0307